                                                                      Exhibit 32

                                  CERTIFICATION
                          Accompanying Form 10-K Report
                     of First Industrial Realty Trust, Inc.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             (Chapter 63, Title 18 U.S.C. Section. 1350(a) and (b))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), each of the undersigned hereby certifies, to his knowledge, that the Annual Report on Form 10-K for the period ended December 31, 2003 of First Industrial Realty Trust, Inc. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2004                           /s/ Michael W. Brennan
                                                -----------------------------
                                                Michael W. Brennan
                                                Chief Executive Officer
                                                (Principal Executive Officer)

Dated: March 12, 2004                           /s/ Michael J. Havala
                                                -------------------------------
                                                Michael J. Havala
                                                Chief  Financial Officer
                                                (Principal Financial Officer)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST. THE INFORMATION CONTAINED IN THIS WRITTEN STATEMENT SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF
SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT AS SHALL BE EXPRESSLY SET FORTH BY SPECIFIC REFERENCE TO SUCH FILING.